NET FEE AND COMMISSION INCOME	12 Months Ended
Dec. 31, 2019
Disclosure of fee and commission income (expense) [text block] [Abstract]
Disclosure of fee and commission income (expense) [text block]

NOTE 6: NET FEE AND COMMISSION INCOME

	2019	2018	2017
	£m	£m	£m
Fee and commission income:
Current accounts	659	650	712
Credit and debit card fees	982	993	953
Commercial banking and treasury fees	248	305	321
Unit trust and insurance broking	206	221	224
Private banking and asset management	69	97	98
Factoring	103	83	91
Other fees and commissions	489	499	566
Total fee and commission income	2,756	2,848	2,965
Fee and commission expense	(1,350)	(1,386)	(1,382)
Net fee and commission income	1,406	1,462	1,583

Fees and commissions which are an integral part of the effective interest rate form part of net interest income shown in note 5. Fees and commissions relating to instruments that are held at fair value through profit or loss are included within net trading income shown in note 7.

At 31 December 2019, the Group held on its balance sheet £293 million (31 December 2018: £282 million) in respect of services provided to customers and £140 million (31 December 2018: £168 million) in respect of amounts received from customers for services to be provided after the balance sheet date. Current unsatisfied performance obligations amount to £270 million (31 December 2018: £314 million); the Group expects to receive substantially all of this revenue by 2022.

Income recognised during the year ended 31 December 2019 included £54 million in respect of amounts included in the contract liability balance at 31 December 2018 and £9 million in respect of amounts from performance obligations satisfied in previous years.

The most significant performance obligations undertaken by the Group are in respect of current accounts, the provision of other banking services for commercial customers, credit and debit card services and investment management services.

In respect of current accounts, the Group receives fees for the provision of bank account and transaction services such as ATM services, fund transfers, overdraft facilities and other value-added offerings.

For commercial customers, alongside its provision of current accounts, the Group provides other corporate banking services including factoring and commitments to provide loan financing. Loan commitment fees are included in fees and commissions where the loan is not expected to be drawn down by the customer.

The Group receives interchange and merchant fees, together with fees for overseas use and cash advances, for provision of card services to cardholders and merchants.

Investment management services principally comprise the management and administration of policyholders’ funds in accordance with investment mandates. Fees are generally based on the value of the assets under management.